California Apartment Markets Conference

November 16, 2004

Keith R. Guericke – President and Chief Executive Officer

Essex Property Trust, Inc.

Overview

Dedicated West Coast multifamily REIT

Formed in 1971

Initial Public Offering in June 1994 – $19.50/share

Consistent operating philosophy through numerous
market cycles

Research-based strategy

Experienced, committed management with strong track
record

Among the highest in total return to shareholders

Top four executives have worked together 18 years

Management/Founders currently own approximately
9% of Essex

ESS
LISTED
NYSE

Total Return Performance
Essex Property Trust, Inc.
S&P 500*
NAREIT All Equity REIT Index
Index Value
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
06/13/94
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

ESSEX
PROPERTY TRUST, INC.

A Decade of Total Return Performance

Source: SNL Financial LC

Strategically Positioned Among Peers

                                                                                                                                                                            5-Year* Total

                                                                                                                                                                          Annual Return

Essex Property Trust                                                                                                        21.91%

Archstone Communities                                                                                             17.47%

Avalon Bay                                                                                                                                              18.77%

BRE Properties                                                                                                                              17.19%

Equity Residential                                                                                                                   14.96%

*Source:  NAREIT ReitWatch, September 30, 2004

Keys to Success

Prudent Operating Principals

Proprietary Research Model

Capital Resources

Entrepreneurial Approach

Operating Principals

Requirements for Long-Term Success

Stable and high occupancy

Predictable low risk from new construction

Expanding and diverse economy

Limited housing supply

Dedicated West Coast Presence

Permanent constraints to new supply

Job growth expectation

High cost of home ownership

Large and dynamic technology component

Proprietary Research Model

Change in

Occupancy

SUPPLY FUNDAMENTALS

New Construction
of Multifamily and
Single-Family Housing

Apartment Vacancy Rates

Current

Market

Conditions

Basic Data Input

DEMAND FUNDAMENTALS

Cost to Own
Single-Family Housing

Diverse Economic Base

Household Growth

Household Income Growth

Job Growth

High Quality of Life

Future

Rents /

Occupancy

Ranking of

24

Submarkets

Analysis

Essex
Model
Excess
Supply
and
Demand

Apply
Changes to
Current
Conditions

Submarket

Projection

Job Growth vs. Total Residential Growth
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f
Supply Growth
Job Growth

New Jobs per New Housing Units
1.7
1.5
1.9
2.0
1.5
0.4
-2.8
-2.8
-0.1
2.4
3.4
4.2
4.8
3.3
3.5
3.8
-4.4
-1.5
-1.6
1.7
3.0
3.5
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f

Essex Portfolio

Job Growth vs. Total Residential Growth
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f
Supply Growth
Job Growth

New Jobs per New Housing Units
7
5
3
1
-1
-3
-5
-7
1.7
1.6
1.6
1.6
1.3
-0.6
-4.4
-5.5
-2.8
3.0
3.5
4.3
6.3
6.0
4.7
3.5
-1.4
0.4
-0.6
2.1
3.5
3.7
1986
1987
1988
1989
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2002
2004e
2005f
2006f

Essex – Southern California

Job Growth vs. Total Residential Growth
5%
4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
Supply Growth
Job Growth

New Jobs per New Housing Units
7
5
3
1
-1
-3
-5
-7
-9
-11
1.6
1.1
2.4
2.5
1.6
1.5
-1.4
-0.8
1.1
1.5
4.1
5.6
5.1
2.5
3.0
4.9
-8.9
-4.3
-3.1
1.5
2.9
3.8
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f

Essex – Northern California and Seattle

Median Household Income Growth and Home Affordability
8%
7%
6%
5%
4%
3%
2%
1%
0%
120%
100%
80%
60%
40%
20%
0%
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f
Income Growth
Home Affordability

Average Rents/Median Household Income
25.0%
22.5%
20.0%
17.5%
15.0%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f

Essex Portfolio

Median Household Income Growth and Home Affordability
7%
6%
5%
4%
3%
2%
1%
0%
120%
100%
80%
60%
40%
20%
0%
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f
Income Growth
Home Affordability

Average Rents/Median Household Income
25.0%
22.5%
20.0%
17.5%
15.0%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f

Essex – Southern California

Median Household Income Growth and Home Affordability
10%
8%
6%
4%
2%
0%
-2%
-4%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f
Income Growth
Home Affordability

Average Rents/Median Household Income
27.5%
25.0%
22.5%
20.0%
17.5%
15.0%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004e 2005f 2006f

Essex – Northern California and Seattle

Proven Market Timing

Pacific

Northwest

20%

Southern

California

10%

Q4-1994

San Francisco

Bay Area

70%

Southern
California

58%

Portland

Metro Area

4%

San Francisco

Bay Area

18%

Seattle
Metro Area

18%

Other

2%

Q3-2004

Capital Resources

Attractive financing and well-managed leverage

Access to a variety of capital resources

Common stock offerings

Preferred stock issuances

Discretionary Fund Capital

Essex Apartment Value Fund, L.P.

July 2001

September 2003

August 2004

August 2004

September 2004

October 2004

Fund I Update

Formed Fund I with nine Institutional Investors including
Essex’s 21.4% general and limited partner

Fully invested – $640 million (including leverage)

Entered into purchase and sale agreement with United
Dominion Realty Trust, Inc. (UDR)

Contract price of  $756 million

16 apartment communities; 4,646 units

Sold Palermo, 230 units in San Diego, to a condo converter
for $58.2 million

First closing on Fund I sales transaction

Contract price of $264 million

7 properties – 1,777 units

Second closing on Fund 1 sales transaction

Contract price of $322 million

7 properties – 1,904 units, including Essex’s 49.9%
interest in Coronado at Newport North

Remaining assets are expected to close in 2005

Total return to investors in excess of 25 IRR

Essex Apartment Value Fund, L.P.

Final Close:

Total Equity Committed:

Essex Ownership:

Approximate

Investment Capacity:

Investment Strategy:

Fund II Update

Eight investors

Includes seven of the nine Fund I investors

$266 million

$75 million (28.21%)

Approximately $750 (with 65% leverage)

Seattle and Northern California

Primarily through acquisitions

Development limited to 25%

Value-added renovation

Entrepreneurial Approach

Condominium Conversion Opportunities

Development Joint Ventures

Value-Added Real Estate Opportunities

Palermo

San Diego, California

Units:                                                                                      230

Constructions Cost:                                   $44.9 million

Sold August 2004:                                        $58.2 million

Hidden Valley Apartment Homes

5065 Hidden Park Court – Simi Valley, California

Units:                                                       324

Estimated Cost:                   $48.3 million

Initial Occupancy:           December 2003

Stabilization:                              November 2004

The Essex on Lake Merritt

One Lakeside Drive – Oakland, California

Units:                                                                                      270

Constructions Cost:                                   $72.7 million

Stabilized Operations:                          First Quarter 2003

Sold August 2004:                                        $88 million

Invested $5 million with condo converter (buyer) to participate in one-third of the condo sales profits.

Pillars of the Industry 2003
Gold Nugget Merit Award 2002

Best Residential Plan
San Francisco Business Journal 2001

Best Land Purchase

San Francisco Business Journal 2001

Recent Northern California Acquisitions

Vista Belvedere – Tiburon

76-Units located in Marin County

UPREIT transaction

Contract price of $17.4 million

$229,605 per door

Economic cap rate of 5.74%

Recent Northern California Acquisitions

The Esplanade Apartments – San Jose

278 Units

Contract price of approximately $60.1 million

$216,157 per door

Economic cap rate of 5.0%

Recent Northern California Acquisitions

Harbor Cove – Foster City

400 Units

Contract price of approximately $67.0 million

$167,735 per door

Economic cap rate of 5.11%

Recent Northern California Acquisitions

Carlmont Woods - Belmont

195 Units

Contract price of approximately $23.2 million

$118,718 per door

Economic cap rate of 5.10%

Forward-looking Statement

SAFE HARBOR STATEMENT

UNDER THE PRIVATE SECURITIES LITITIGATION REFORM ACT OF 1995

This presentation includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995, including statements about projected growth in Funds from Operations and dividends, the Company's 2002 business plan, its projections regarding internal growth, external growth and redevelopment, its strategy and projections regarding the growth in its various markets, and its projections regarding the Essex Apartment Value Fund.  The Company's actual results may differ materially from those projected in such forward-
looking statements due to various factors, including, but not limited to, changes in economic conditions and market demand for rental units, the impact of competition and competitive pricing, unexpected delays in the development and leasing of development and redevelopment projects, and the other risks detailed in the Company's Securities and Exchange
Commission filings.

THANK YOU!

Keith R. Guericke – President and Chief Executive Officer

Essex Property Trust, Inc.